Exhibit 99.1
Delaware City Refinery Tour
August 27, 2007

Agenda
Basics of Refining Desulfurization Hydrocracking
Delaware City Refinery Operations Gasification Overview Q&A Plant Tour Concluding Remarks 2

Crude Oil Characteristics
Crudes are classified and priced by density and sulfur content Crude density is commonly measured by API gravity
· API gravity provides a relative measure of crude oil density
· The higher the API number, the lighter the crude Light crudes are easier to process Heavy crudes are more difficult to process
Crude sulfur content is measured as a percentage
· Less than 0.7% sulfur content = sweet
· Greater than 0.7% sulfur content = sour
· High sulfur crudes require additional processing to meet regulatory specs
Acid content is measured by Total Acid Number (TAN)
· Acidic crudes highly corrosive to refinery equipment
· High acid crudes are those with TAN greater than 0.7 3

Crude Oil Basics
Crude Quality by Types Estimated Quality of Reserves (2006)
4.0% SOUR Cold Lake 3.5% Cerro Negro Maya WCS 3.0% CONTENT M-100 (resid) Arab Heavy Sweet
2.5% High Acid
Arab Medium 20%
(Sweet)
Dubai Light/Medium
SULFUR Napo 2%
2.0% Mars Sour Iran Heavy Arab Light Ameriven-Hamaca 2010 13% 1.5% 66% 2000 Urals Heavy
1990 Sour
1.0% Alaskan North Slope SWEET 1980
0.5% WTI
Brent
Tapis Cabinda Bonny Light 0.0%
15 20 25 30 35 40 45 50
Source: Oil & Gas Journal, Company Information
HEAVY API GRAVITY LIGHT
Source: Industry reports NOTE: Red line represents the average crude quality by decade (actual and projected)
Majority of global reserves are light/medium sour Most quoted benchmark prices are light sweet crudes
· WTI (West Texas Intermediate), Western Hemisphere
· Brent (North Sea Crude), Europe
Historical trend shows global crude supply becoming heavier and more sour 4

What’s in a Barrel of Crude Oil? Crude Types Characteristics Yields
2005 U.S.
3% > 34 API Gravity Production Light Sweet Crude 30% < 0.7 % Sulfur (e.g. WTI, Brent, Saharan Refinery 34% 7% Blend) 35% Demand Gases Most Expensive 33% Gasoline RFG 50% Conventional 3% CARB 24 – 34 API Gravity Medium Sour Crude 21% Premium
> 0.7 % Sulfur
(e.g. Mars, Arab Light, 26% Arab Medium, Urals) 50% Demand
33% Distillate 50% Less Expensive Jet Fuel Diesel Heating Oil < 24 API Gravity 1% 14% Heavy > 0.7 % Sulfur 22% 10%Fuel Oil & Heavy Sour Crude Other (e.g. Maya, Cerro Negro, Cold 15% Demand
Lake, Western Canadian Select) 63% Source: EIA Refiner Production
Least Expensive
Refineries upgrade crude oil to higher value products 5

Basic Refining Concepts


Intermediates
Final Products
Crude oil
Furnace
Distillation Tower (Crude Unit)
Vacuum Unit
< 90°F
Propane, Butane and lighter
• Refinery fuel gas
• Propane
• NGLs
90–220°F
Straight Run Gasoline (low octane)
More processing
• Gasoline (high octane)
220–315°F
Naphtha
More processing
• Gasoline (high octane)
• Jet fuel
315–450°F
Kerosene
More processing
• Kerosene
• Jet fuel
• Diesel
• Fuel oil
450–650°F
Light Gas Oil
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
650–800°F
Heavy Gas Oil
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
800+°F
Residual Fuel Oil/Asphalt
More processing
• Gasoline (high octane)
• Diesel
• Fuel oil
• Lube stocks

6

Hydroskimming/Topping Refinery



Light Sweet Crude
Crude Unit
Distillation Tower
Propane/Butane
Low Octane Gasoline and Naphtha
Reformer
High Octane Gasoline
Hydrogen
HS Kerosene/Jet Fuel
HS Diesel/Heating Oil
Distillate Desulfurizer
LS Kerosene/Jet Fuel
LS Diesel/Heating Oil
Vacuum Unit
Gas Oil
Heavy Fuel Oil
4% Propane/ Butane
30% Gasoline
RFG
Conventional
CARB
Premium
34% Distillate
Jet Fuel
Diesel
Heating Oil
32% Heavy Fuel Oil & Other
100% Total Yield

Simple, low upgrading capability refineries run sweet crude

7

Crude and Vacuum Towers
Reactor
Heater Crude Atmospheric Tower Vacuum Tower Reformer 8

Medium Conversion: Catalytic Cracking
Crude Unit Propane/ Propane/Butane 8%Butane Gasoline Reformer RFG Low Octane Gasoline High Octane Gasoline 45% Conventional and Naphtha CARB Tower Premium Hydrogen Distillate
Light Distillation HS Kerosene/Jet Fuel LS Kerosene/Jet Fuel
Desulfurizer 27% Distillate Sour Jet Fuel HS Diesel/Heating Oil LS Diesel/Heating Oil Diesel Crude Heating Oil
Light Cycle Oil
(LCO)
Alkylation Unit Alkylate
Fluid Catalytic Vacuum Gas Oil
Cracker
Unit (FCC) FCC Gasoline
Heavy 24% Fuel Oil & Other
Heavy Fuel Oil
104% Total Yield
Moderate upgrading capability refineries tend to run more sour crudes while achieving increased higher value product yields and volume gain 9

High Conversion: Coking/Resid Destruction


VALERO
ENERGY CORPORATION
Medium/ Heavy Sour Crude
Crude Unit
Distillation Tower
Gas
Hydrogen Plant
Propane/Butane
Low Octane Gasoline and Naphtha
Reformer
High Octane Gasoline
Hydrogen
HS Kerosene/Jet Fuel
Distillate Desulfurizer
LS Kerosene/Jet Fuel
HS Diesel/Heating Oil
LS Diesel/Heating Oil
Light Gas Oil
Hydrocracker
Hydrocrackate Gasoline
Ultra Low Sulfur Jet/Diesel
LCO
Alkylation Unit
Alky Gasoline
Vacuum Unit
Medium Gas Oil
Fluid Catalytic Cracker (FCC)
FCC Gasoline
Heavy Fuel Oil
Delayed Coker
Coke
7% Propane/ Butane
58% Gasoline RFG Conventional CARB Premium
28% Distillate Jet Fuel Diesel Heating Oil
15% Heavy Fuel Oil & Other
108% Total Yield

Complex refineries can run heavier and more sour crudes while achieving the highest light product yields and volume gain

10

FCC and Hydrocracker Reactors
Fluidized Catalytic Cracker
Reactor Hydrocracker Reactors
Main Column Regenerator 11

Cokers
Delayed Coker
Superstructure holds the drill and drill stem
Fluid Coker — Benicia while the coke is forming in the drum 12

Conversion Economics
U.S. Gulf Coast Refinery Margins
30 25 20 15
l / B b $ 10 S U
5 0 (5)
(10)
Jan-00 Jan-01 Jan-02 Jan-03 Jan-04 Jan-05 Jan-06 Jan-07
Arab Medium Hydroskimming LLS Cracking Maya Coking
Need conversion capacity to capitalize on sour crude discounts
· Hydroskim – Breakeven or moderate margins; High resid yield When margins are positive – increase crude runs When margins are negative – decrease crude runs
· Cracking – Better margins; Lower resid yield
· Coking – Best margins; Lowest resid yield Maximize heavy crudes 13

VALERO ENERGY CORPORATION

Desulfurization Basics

Objective

- Remove sulfur from light products (gasoline or diesel) to meet air quality requirements for clean burning fuels


High Sulfur Light Products (HC-S)
HC-S
Desulfurization Unit
HC-S
H2
HC-S
H2
H2
Catalyst
HC-S
HC-S
H2
HC-S
HC
Desulfurized Light Products
H2S
Sulfur Plant
S S S S S
Elemental Sulfur
S
• Agricultural
• Pharmaceutical
H2
Hydrogen Unit
H2 H2 H2 H2 H2 H2
1000 or less PSI;
700° F or less
LEGEND
HC : Hydrocarbon
H2 : Hydrogen
S : Sulfur

14

Hydrocracking Basics

Objective

- Value added upgrading of high sulfur distillates to low sulfur gasoline and ultra low sulfur jet/diesel to meet air quality requirements for clean burning fuels



High Sulfur Distillate (HC-S)
HC-S
Hydrocracking Unit
HC-S H2 HC-S
H2 H2 H2
H2 Catalysts H2
H2
HC-S H2 H2 HC-S
H2
HC-S
HC
Desulfurized Hydrocrackate Gasoline
HC
Desulfurized Ultra Low Sulfur Jet/Diesel
H2S
Sulfur Plant
S S S S S
Elemental Sulfur
S
• Agricultural
• Pharmaceutical
H2
Hydrogen Unit
H2 H2 H2 H2 H2 H2
1300+ PSI;
725° to 780° F
LEGEND
HC : Hydrocarbon
H2 : Hydrogen
S : Sulfur

15

Andrew Kenner
Vice President and General Manager Delaware City Refinery 16

Valero Delaware City Refinery
Built by Tidewater Oil Company in 1957 Acquired by Valero in 2005 Since commissioning, Valero and previous owners have made significant modifications and environmental upgrades Total throughput of 191,000 bpd High conversion operation
· 60%+ gasoline yield
Staffed by more than 700 full-time employees Located on 5,000 acres, some of which is leased to local farmers, preserving our buffer zone Seeking OSHA VPP Star Status 17

Delaware City Products and Crude Slate
Typical Product Slate Typical Crude Slate
Product BPD % Crude S % / API BPD %
Gasoline 85,000 50 Arab Heavy 2.7 / 29 75,000 45 Distillates 65,000 38 M-100 2.7 / 16 45,000 26 Propane 7,500 4 Hamaca 1.6 / 26 35,000 20 Alkylate 5,000 3 Opportunity Crudes 15,000 9 6 Oils 4,500 3 Total 170,000 100 Benzene 1,500 1 Pet coke 1,900 1 Sulfur 300 < 1 Total 170,700 100
Provides approximately 70% of all gasoline sold in Delaware Flexible light-ends system Produces petrochemical grade Benzene for sales into local market. 18

Delaware City Capital Investments

- $456 MM invested in capital improvements and $97 MM for turnaround maintenance at Delaware City since Valero's acquisition
  - Major plant turnaround completed in 4Q05
- Fluid Coker Flue Gas Scrubber - $200 MM
- Fluid Catalytic Cracking Unit Flue Gas Scrubber - $200 MM
- Cracked Naphtha Hydrotreating Unit expansion project commissioned in 4Q05
- Sulfur Plant O2 enrichment and reliability projects - $25 MM
- Took over operations of Gasifier/Power Plant and have improved on-stream reliability and throughput dramatically


Petcoke Destruction (TPD)
300
Motiva
650
Premcor
1,100
Valero

19

Gasification Overview
File: GASIF03.vsd by: MEL 5/15/98
Delaware City Plant Air Separation
Coke Gasification Repowering Project Plant Gas Turbine Electric Power Oxygen Clean Syngas
To Refinery Coke Steam To Sulfur Fluxant Water Refinery Removal Boiler To Feed Utility Raw Syngas Exhaust Gas Water Syngas Cooler Gasifier
Heat Recovery Boiler Steam Generator Feed Water Slurry High Pressure Steam Slag Acid Gas
Electric To Power Utility
To Sulfur Sulfur Refinery
Recovery Unit
Existing Steam
Steam To Turbine Refinery 20

Appendix

Delaware City Refinery Flow Diagram 22

Map of Valero Refineries


Quebec, Canada
• 215,000 bpd capacity
Benicia, California
• 170,000 bpd capacity
Paulsboro, New Jersey
• 195,000 bpd capacity
Wilmington, California
• 135,000 bpd capacity
Delaware City, Delaware
• 210,000 bpd capacity
McKee, Texas
• 170,000 bpd capacity
Memphis, Tennessee
• 195,000 bpd capacity
Three Rivers, Texas
• 100,000 bpd capacity
Ardmore, Oklahoma
• 90,000 bpd capacity
Valero Marketing Presence
Corpus Christi, Texas
• 340,000 bpd capacity
Krotz Springs, Louisiana
• 85,000 bpd capacity
St. Charles, Louisiana
• 250,000 bpd capacity
Houston, Texas
• 130,000 bpd capacity
Texas City, Texas
• 245,000 bpd capacity
Port Arthur, Texas
• 325,000 bpd capacity
San Nicholas, Aruba
• 275,000 bpd capacity

Capacity shown in terms of crude and feedstock throughput

23

Major Refining Processes – Crude Processing Definition
· Separating crude oil into different hydrocarbon groups
· The most common means is through distillation
Process
· Desalting – Prior to distillation, crude oil is often desalted to remove corrosive salts as well as metals and other suspended solids.
· Atmospheric Distillation – Used to separate the desalted crude into specific hydrocarbon groups (straight run gasoline, naphtha, light gas oil, etc.) or fractions.
· Vacuum Distillation – Heavy crude residue (“bottoms”) from the atmospheric column is further separated using a lower–pressure distillation process. Means to lower the boiling points of the fractions and permit separation at lower temperatures, without decomposition and excessive coke formation. 24

Major Refining Processes – Cracking
Definition
· “Cracking” or breaking down large, heavy hydrocarbon molecules into smaller hydrocarbon molecules thru application of heat (thermal) or through the use of catalysts
Process
· Coking – Thermal non–catalytic cracking process that converts low value oils to higher value gasoline, gas oils and marketable coke. Residual fuel oil from vacuum distillation column is typical feedstock.
· Visbreaking – Thermal non–catalytic process used to convert large hydrocarbon molecules in heavy feedstocks to lighter products such as fuel gas, gasoline, naphtha and gas oil. Produces sufficient middle distillates to reduce the viscosity of the heavy feed.
· Catalytic Cracking – A central process in refining where heavy gas oil range feeds are subjected to heat in the presence of catalyst and large molecules crack into smaller molecules in the gasoline and surrounding ranges.
· Catalytic Hydrocracking – Like cracking, used to produce blending stocks for gasoline and other fuels from heavy feedstocks. Introduction of hydrogen in addition to a catalyst allows the cracking reaction to proceed at lower temperatures than in catalytic cracking, although pressures are much higher. 25

Major Refining Processes – Combination
Definition
· Linking two or more hydrocarbon molecules together to form a large molecule (e.g. converting gases to liquids) or rearranging to improve the quality of the molecule
Process
· Alkylation – Important process to upgrade light olefins to high–value gasoline components. Used to combine small molecules into large molecules to produce a higher octane product for blending with gasoline.
· Catalytic Reforming – The process whereby naphthas are changed chemically to increase their octane numbers. Octane numbers are measures of whether a gasoline will knock in an engine. The higher the octane number, the more resistance to pre or self–ignition.
· Polymerization – Process that combines smaller molecules to produce high octane blending stock.
· Isomerization – Process used to produce compounds with high octane for blending into the gasoline pool. Also used to produce isobutene, an important feedstock for alkylation. 26

Major Refining Processes – Treating
Definition
· Processing of petroleum products to remove some of the sulfur, nitrogen, heavy metals, and other impurities
Process
· Catalytic Hydrotreating, Hydroprocessing, sulfur/metals removal – Used to remove impurities (e.g. sulfur, nitrogen, oxygen and halides) from petroleum fractions. Hydrotreating further “upgrades” heavy feeds by converting olefins and diolefins to parafins, which reduces gum formation in fuels. Hydroprocessing also cracks heavier products to lighter, more saleable products. 27

List of Refining Acronyms

- AGO – Atmospheric Gas Oil
- ATB – Atmospheric Tower Bottoms
- B–B – Butane–Butylene Fraction
- BBLS – Barrels
- BPD – Barrels Per Day
- BTX – Benzene, Toluene, Xylene
- CARB – California Air Resource Board
- CCR – Continuous Catalytic Regenerator
- DAO – De–Asphalted Oil
- DCS – Distributed Control Systems
- DHT – Diesel Hydrotreater
- DSU – Desulfurization Unit
- EPA – Environmental Protection Agency
- ESP – Electrostatic Precipitator
- FCC – Fluid Catalytic Cracker
- GDU – Gasoline Desulfurization Unit
- GHT – Gasoline Hydrotreater
- GOHT – Gas Oil Hydrotreater
- GPM – Gallon Per Minute
- HAGO – Heavy Atmospheric Gas Oil
- HCU – Hydrocracker Unit
- HDS – Hydrodesulfurization
- HDT – Hydrotreating
- HGO – Heavy Gas Oil
- HOC – Heavy Oil Cracker (FCC)
- H2 – Hydrogen
- H2S – Hydrogen Sulfide
- HF – Hydroflouric (adic)
- HVGO – Heavy Vacuum Gas Oil
- kV – Kilovolt
- kVA – Kilovolt Amp
- LCO – Light Cycle Oil
- LGO – Light Gas Oil
- LPG – Liquefied Petroleum Gas
- LSD – Low Sulfur Diesel
- LSR – Light Straight Run (Gasoline)
- MON – Motor Octane Number
- MTBE – Methyl Tertiary–Butyl Ether
- MW – Megawatt
- NGL – Natural Gas Liquids
- NO_X – Nitrogen Oxides
- P–P – Propane–Propylene
- PSI – Pounds per Square Inch
- RBOB – Reformulated Blendstock for Oxygen Blending
- RDS – Resid Desulfurization
- RFG – Reformulated Gasoline
- RON – Research Octane Number
- RVP – Reid Vapor Pressure
- SMR – Steam Methane Reformer (Hydrogen Plant)
- SO_X – Sulfur Oxides
- SRU – Sulfur Recovery Unit
- TAME – Tertiary Amyl Methyl Ether
- TAN – Total Acid Number
- ULSD – Ultra–low Sulfur Diesel
- VGO – Vacuum Gas Oil
- VOC – Volatile Organic Compound
- VPP – Voluntary Protection Program
- VTB – Vacuum Tower Bottoms
- WTI – West Texas Intermediate
- WWTP – Waste Water Treatment Plant

28

Safe Harbor Statement
Statements contained in this presentation that state the Company’s or management’s expectations or predictions of the future are forward–looking statements intended to be covered by the safe harbor provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934. The words “believe,” “expect,” “should,” “estimates,” and other similar expressions identify forward–looking statements. It is important to note that actual results could differ materially from those projected in such forward– looking statements. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see Valero’s annual reports on Form 10-K and quarterly reports on Form 10-Q, filed with the Securities and Exchange Commission, and available on Valero’s website at www.valero.com.